SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


        Date of Report
(Date of earliest event reported):                            September 24, 1998


                                 CANDIE'S, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                           0-10593                   11-2481903
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


2975 Westchester Avenue, Purchase, New York 10577
(Address of principal executive officer) (zip code)


Registrant's telephone number,
including area code                                               (914) 694-8600



(Former name or former address, if changed since the last Report)



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Item 2. Acquisition or Disposition of Assets.

     On September 24, 1998 (the "Closing"), the Registrant, through its wholly owned subsidiary, Licensing Acquisition Corp. (the "Buyer") completed the acquisition (the "Acquisition") of all of the outstanding shares (the "Shares") of Michael Caruso & Co., Inc. ("Caruso") pursuant to the provisions of a Stock Purchase Agreement dated September 24, 1998, (the "Purchase Agreement") by and among the Registrant, the Buyer, Caruso, Michael Caruso, as Trustee of the Claudio Trust and Gene Montesano. Caruso was a licensor of certain trademarks relating to footwear products sold by the Registrant, which license was terminated as of the Closing.

     The purchase price for the Shares was $15,350,000 which was paid at the Closing in 1,967,742 shares of common stock, $.001 par value, of the Registrant, (each share being valued at $7.75), plus $100,000 in cash as set forth in the Purchase Agreement. The transaction may be subject to adjustment based on the closing sales price of the Registrant's common stock during the six month period immediately following the Closing. Reference is made to the Purchase Agreement and related documentation annexed hereto as Exhibits 2(a) through (c), respectively, which contain a more detailed description of the terms of the Acquisition the information contained in which is hereby incorporated by reference in response to this Item.

Item 7. Financial Statements, Pro Forma
     Financial Information and Exhibits.

     (a) Financial statements of business acquired.

     The financial statements of Caruso as part of this Current Report on Form 8-K will be filed by amendment within sixty days of the due date of this initial report.

     (b) Pro forma financial information.

     The pro forma financial information filed as part of this Current Report on Form 8-K will be filed by amendment within sixty days of the due date of this initial report.

     (c) Exhibits.

     The exhibits filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CANDIE'S, INC.


                                           By /s/ David Golden
                                             ------------------------------
                                             David Golden
                                             Senior Vice President,
                                             Chief Financial Officer


Dated:  October 8, 1998


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                                INDEX TO EXHIBITS


Exhibit                           Description
-------                           -----------

2(a)             -                Stock Purchase Agreement dated as of
                                  September 24, 1998.

2(b)             -                Escrow Agreement dated September 24,
                                  1998.

2(c)             -                Registration Rights Agreement dated
                                  September 24, 1998.

2(d)             -                List of Omitted Schedules/Exhibits

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